Exhibit 10.21

FOURTH AMENDMENT TO THE
SCI 401(k) RETIREMENT SAVINGS PLAN
WHEREAS, Service Corporation International (the “Employer”) adopted a restatement of the SCI 401(k) Retirement Savings Plan (the “Plan”) effective as of January 1, 2016, which was subsequently amended by the First Amendment, Second Amendment, and Third Amendment;
WHEREAS, the Employer desires to clarify the Plan’s definition of compensation with respect to certain items of compensation that are excluded from the definition of “Compensation” for elective deferrals, non-safe harbor matching contributions, and non-safe-harbor non-elective contributions;
WHEREAS, the Employer desires to amend the Plan to add a new source for corrective matching contributions; and
WHEREAS, the Employer has the ability to amend the Plan pursuant to Article 11.1.
NOW, THEREFORE, the Employer hereby amends the Plan in the following respects, effective as of January 1, 2017:
1.Section 1.33(b) of the Plan is amended, to be and to read as follows:
“(b) Compensation Used for Elective Deferral Purposes. In determining Elective Deferrals, the term Compensation means the Code §415 Safe Harbor Compensation paid or made available to the Participant during the Plan Year, including Elective Contributions, and excluding (1) Code §414(s) Safe Harbor Exclusions (including, but not limited to, fringe benefit payments such as car allowances, benefit premium credits, house allowances, and nontaxable earnings); (2) amounts received prior to the date the Employee becomes a Participant in the Elective Deferral Component of the Plan; (3) Differential Wage Payments; (4) short-term disability payments paid by a third party administrator; (5) pay advances; (6) long-term bonuses (including payments under the LTIP (PUPs payments)); and (7) gross-up payments.”
2.Section 1.33(c) of the Plan is amended, to be and to read as follows:
“(c) Compensation Used for Non-Safe Harbor Matching Contribution Purposes. In determining Non-Safe Harbor Matching Contributions, the term Compensation means the Code §415 Safe Harbor Compensation paid or made available to the Participant during the Plan Year, including Elective Contributions, and excluding (1) Code §414(s) Safe Harbor Exclusions (including, but not limited to, fringe benefit payments such as car allowances, benefit premium credits, house allowances, and nontaxable earnings); (2) amounts received prior to the date the Employee becomes a Participant in the Non-Safe Harbor Matching Contribution Component of the Plan; (3) Differential Wage Payments; (4) short-term disability payments paid by a third party administrator; (5) pay advances;(6) long-term bonuses (including payments under the LTIP (PUPs payments)); and (7) gross-up payments.”
3.Section 1.33(d) of the Plan is amended, to be and to read as follows:
“(d) Compensation Used for Non-Safe Harbor Non-Elective Contribution Purposes. In determining Non-Safe Harbor Non-Elective Contributions, the term Compensation means the Code §415 Safe Harbor Compensation paid or made available to the Participant during the Plan Year, including Elective Contributions, and excluding (1) Code §414(s) Safe Harbor Exclusions (including, but not limited to, fringe benefit payments such as car allowances, benefit premium credits, house allowances, and nontaxable earnings); (2) amounts received prior to the date the Employee becomes a Participant in the Non-Safe Harbor Non-Elective Contribution Component of the Plan; (3) Differential Wage Payments; (4) short-term disability payments paid by a third party administrator;

(5) pay advances; (6) long-term bonuses (including payments under the LTIP (PUPs payments)); and (7) gross-up payments.”
4.Section 1.92 of the Plan is amended to add Corrective Matching Non-Elective Contributions to the definition of Non-Elective Contribution, to be and to read as follows:
“1.92    Non-Elective Contribution. The term Non-Elective Contribution means any ADP Safe Harbor Non-Elective Contribution, Non-Safe Harbor Non-Elective Contribution, Prevailing Wage Contribution or QACA Non-Elective Contribution, Corrective Matching Non-Elective Contribution, Top Heavy Minimum Allocation or Gateway Allocation that is not used to offset any Matching Contribution or is not treated as a Qualified Non-Elective Contribution or a Qualified Matching Contribution, depending on the context in which the term is used in the Plan.”
5.Section 1.182(c) of the Plan is amended, to be and to read as follows:
(c)    Prior Service Credit. If the Employer maintains (or has ever maintained) any plan of a predecessor employer, then Service during the existence of the predecessor plan with the predecessor employer will be credited as Years of Vesting Service with the Employer. In addition, an Employee will receive credit for all Years of Vesting Service with (1) Wilson Financial Group (excluding the Kelly Funeral Home, Inc. division); and (2) Keystone Group in determining the Vested Interest in the Participant’s Non-Safe Harbor Matching Contribution Account, Corrective Matching Non-Elective Contribution Account and Non-Safe Harbor Non-Elective Contribution Account. Additionally, an Employee shall be credited with all Years of Vesting Service completed prior to a Break in Service if such Employee had a non-forfeitable accrued benefit under the SCI Cash balance Plan or SCI Pension Plan at the time he or she first incurred a 1-year Break in Service. If the Employer does not maintain (and has never maintained) any plan of a predecessor employer and Service with the employers described in the preceding sentence exceeds five Years of Vesting Service, then the crediting of such Service must comply with the requirements of Regulation §1.401(a)(4)-11(d).”
6.Article 1 of the Plan is amended to add new definitions to the end thereof related to corrective matching contributions, to be and to read as follows:
“Corrective Matching Non-Elective Contribution. The term Corrective Matching Non-Elective Contribution means a corrective Employer contribution made to this Plan on behalf of a Participant on account of a missed Non-Safe Harbor Matching Contribution. A Corrective Matching Non-Elective Contribution is subject to the same vesting and allocation requirements as the corresponding missed Non-Safe Harbor Matching Contribution.
Corrective Matching Non-Elective Contribution Account. The term Corrective Matching Non-Elective Contribution Account means the account to which a Participant’s Corrective Matching Non-Elective Contributions are allocated.”
7.Article 3 of the Plan is amended to add a new Section 3.15, to be and to read as follows:
“3.15    Corrective Matching Non-Elective Contributions. Corrective Matching Non-Elective Contributions which are made to the Plan will be made and allocated to each Benefiting Participant’s Corrective Matching Non-Elective Contribution Account in accordance with, and subject to, the provisions that apply to the corresponding Non-Safe Harbor Matching Contributions described in Section 3.3.”
8.Section 4.5 of the Plan is amended to add a new subsection (i), to be and to read as follows:
“(i)    Vesting of Corrective Matching Non-Elective Contributions. A Participant’s Vested Interest in his or her Corrective Matching Non-Elective Contribution Account will be determined by the Vesting schedule that applies to the Participant’s Vested Interest in his or her corresponding Non-Safe Harbor Matching Contribution Account as described in Section 4.5(e).”
9.Section 5.3 of the Plan is amended to add a new subsection (j), to be and to read as follows:
“(j)    Corrective Matching Non-Elective Contribution Account. A Participant may request an in-service distribution of up to 100% of the Vested Interest in his or her Corrective Matching Non-Elective Contribution Account at any time on or after the date the Participant reaches Normal Retirement Age, or at any time on or after the date the Participant has reached age 59½.”
10.In all other respects, the terms of this Plan are hereby ratified and confirmed.
IN WITNESS WHEREOF, the Employer has caused this Fourth Amendment to be executed as of the date indicated below.
SERVICE CORPORATION INTERNATIONAL
By: /s/ GREGORY T. SANGALIS_______________

Title: SVP GEN COUNSEL/SECRETARY__________

Date: 11/19/2017_______________________________